=============================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   -----

                               SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

              ------------------------------------------------
                        FAIRFIELD COMMUNITIES, INC.
              (Name of Registrant as Specified in its Charter)

                        FAIRFIELD COMMUNITIES, INC.
                 (Name of Person(s) Filing Proxy Statement)
              ------------------------------------------------

Payment of Filing Fee (Check the appropriate box):
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:
=============================================================================

                          [Boston EquiServe Letterhead]






April 4, 1996



To:     Record Stockholders of Fairfield Communities, Inc.

From:   Boston EquiServe

Re:     April 1, 1996 Mailing of Fairfield Communities, Inc. Proxy Materials
        --------------------------------------------------------------------


     Boston EquiServe is the stock transfer agent and registrar for Fairfield Communities, Inc.'s common stock. On April 1, 1996, we mailed you (a) a Notice of the 1996 Annual Meeting of Stockholders of Fairfield Communities, Inc. and related Proxy Statement, dated April 1, 1996, (b) a WHITE proxy card and (c) the 1995 Annual Report to Shareholders of Fairfield Communities, Inc. This material was mailed by us in error, without authorization by Fairfield Communities, Inc. While the 1995 Annual Report to Shareholders is in final form and should be retained by you, the April 1, 1996 Notice of the 1996 Annual Meeting of Stockholders and related Proxy Statement, as well as the accompanying WHITE proxy card, should be discarded. Fairfield Communities, Inc. advises that it expects to mail out the proper proxy materials, which will include a BLUE proxy card, on or about April 8, 1996. Please do NOT return the WHITE proxy card - you will be given the opportunity to vote your shares of Fairfield Communities, Inc. stock using the BLUE proxy card which will be included in the supplemental mailing.

     Boston EquiServe regrets any inconvenience caused by the erroneous mailing of Fairfield Communities, Inc. proxy materials. As shareholders of Fairfield Communities, Inc., you should also be aware that Boston EquiServe has agreed to bear the additional costs which are incurred due to the extra mailings required as a result of this error.

                   [Fairfield Communities, Inc. Letterhead]





April 8, 1996



To:	Record Stockholders of Fairfield Communities, Inc.

Re:	Voting Your Fairfield Communities, Inc. Stock
        ---------------------------------------------


	You should have received a letter, dated April 4, 1996, from Boston EquiServe, the stock transfer agent and registrar for Fairfield Communities, Inc.'s common stock, notifying you that (a) the Notice of Annual Meeting of Stockholders of Fairfield Communities, Inc. and related Proxy Statement, dated April 1, 1996, and (b) the WHITE proxy card included in the April 1, 1996 mailing, were sent to you by mistake. Please find enclosed the proper proxy materials for the 1996 Annual Meeting of Stockholders of Fairfield Communities, Inc., scheduled to be held on May 9, 1996. As noted in Boston EquiServe's earlier letter, the 1995 Annual Report to Shareholders, which was also included in Boston EquiServe's April 1, 1996 mailing, is in final form, and should be retained by you.

	Please do NOT return the WHITE proxy card mailed in error with the earlier proxy materials. You should USE THE ENCLOSED BLUE PROXY CARD TO VOTE YOUR SHARES OF FAIRFIELD COMMUNITIES, INC. STOCK FOR THE 1996 ANNUAL MEETING.

	Fairfield Communities, Inc. regrets any inconvenience caused by Boston EquiServe's erroneous April 1, 1996 mailing of Fairfield Communities, Inc. proxy materials. As noted in Boston EquiServe's April 4, 1996 letter to you, Boston EquiServe has agreed to bear the additional costs which are incurred due to the extra mailings required as a result of its error.